UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under sec.240.14a-12

WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION
(NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

(NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials:
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Explanatory Note

On April 5, 2023, Westinghouse Air Brake Technologies Corporation (“Wabtec”) filed with the SEC its definitive proxy statement on Schedule 14A and related proxy card for Wabtec’s 2023 annual stockholder meeting to be held on May 17, 2023. To clarify stockholders’ alternatives for voting on the election of directors, Wabtec is providing an updated proxy card with the voting options for Proposal 1 revised to “For,” “Against” and “Abstain” with respect to each individual director nominee.

Any “For All” and “Withhold All” votes received in response to the original proxy card will be treated as “For” and “Against” votes, respectively, for each director nominee listed in Proposal 1 of the original proxy card. In addition, “For All Except” votes received in response to Proposal 1 of the original proxy card will be treated as “Against” votes for the identified director nominees and as votes “For” all other director nominees.  If you already voted on the original proxy card and wish to vote on the updated proxy card, you may do so via any of the means described in the proxy statement. Except as described herein, no other changes have been made to the proxy statement.

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY V16620-P88955-Z84544 For Against Abstain
For Against Abstain WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION 30 ISABELLA STREET PITTSBURGH, PA 15212 1. Elect three directors for a term of three years expiring in 2026.
1a. Rafael Santana 1c. Byron S. Foster 1b. Lee C. Banks The Board of Directors recommends a vote FOR each nominee in Proposal 1 and FOR Proposals 2 and 4 and 1 Year on Proposal 3. WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION Please sign exactly as your name(s) appear(s) on the Proxy. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy. In their discretion, the proxies are authorized to vote upon such other business if properly raised at the annual meeting or any adjournment or postponement thereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED AS THE BOARD RECOMMENDS. 4. Ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the 2023 fiscal year. 2. Approve an advisory (non-binding) resolution relating to the approval of 2022 named executive officer compensation. 3. Approval for the one year term on an advisory (non-binding) vote on how often the Company should conduct a stockholder advisory vote on named executive officer compensation. 1 Year 2 Years 3 Years Abstain   For Against Abstain

VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on May 16, 2023 for shares held directly and by 11:59 p.m. Eastern Time on May 14, 2023 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/WAB2023 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on May 16, 2023 for shares held directly and by 11:59 p.m. Eastern Time on May 14, 2023 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. SCAN TO VIEW MATERIALS & VOTE w V16621-P88955-Z84544 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION ANNUAL MEETING OF STOCKHOLDERS Wednesday, May 17, 2023 11:30 a.m. Eastern Time Westinghouse Air Brake Technologies Corporation 30 Isabella Street proxy Pittsburgh, PA 15212 The undersigned stockholder of WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION (the "Company") does hereby appoint Albert J. Neupaver and David L. DeNinno, or any one or both of them, with full power of substitution, as proxies of the undersigned to vote at the Annual Meeting of Stockholders of the Company, to be held Wednesday, May 17, 2023 (the "Annual Meeting"), and at all adjournments thereof, all the shares of Common Stock of the Company which the undersigned may be entitled to vote, on the matters set out on the reverse side of this proxy card and described in the Proxy Statement and, at their discretion, on any other business which may properly come before the Annual Meeting. The undersigned stockholder hereby revokes all previous proxies for the Annual Meeting and acknowledges receipt of the Notice of Internet Availability of Proxy Materials describing how to access or receive paper or e-mail copies of the Notice of Annual Meeting of Stockholders and Proxy Statement for 2023 and the Annual Report to Stockholders for 2022. If you requested a copy of the proxy materials by mail, you are urged to promptly return this proxy card in the enclosed envelope whether or not you expect to attend the Annual Meeting so that these shares may be voted in accordance with your wishes and in order that the presence of a quorum may be assured at the Annual Meeting. The shares represented by this proxy card will be voted as directed by the stockholder. If this proxy card is executed but no direction is given, such shares will be voted "FOR" each nominee in Proposal 1 and "FOR" Proposals 2 and 4 and "1 YEAR" on Proposal 3. See reverse for voting instructions.